UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-02151

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Bancroft Fund Ltd.

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(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

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(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore

Bancroft Fund Ltd.

65 Madison Avenue

Morristown, New Jersey 07960-7308

(Name and address of agent for service)

Copy to:

Steven B. King, Esq.

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Registrant's telephone number, including area code: 973-631-1177

Date of fiscal year end: October 31, 2010

Date of reporting period: January 31, 2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Bancroft Fund Ltd. - Portfolio of Investments (unaudited) January 31, 2010
	Principal
	Amount	Value
CONVERTIBLE BONDS AND NOTES - 75.6%

Aerospace and Defense - 1.6%
Alliant Techsystems Inc. 2.75%, due 2011 cv. sr. sub. notes (B1)	$1,000,000	$1,021,250
GenCorp Inc. 4.0625%, due 2039 cv. sub. notes (CCC) (1)	500,000	451,500
		1,472,750
Automotive - 1.1%
Titan International, Inc. 5.625%, due 2017 cv. sr. sub. notes (NR) (1)	1,000,000	1,011,500

Computer Hardware - 3.2%
EMC Corp. 1.75%, due 2013 cv. sr. notes (A-)	1,000,000	1,198,750
NETAPP, Inc. 1.75%, due 2023 cv. sr. notes (NR)	1,500,000	1,666,875
		2,865,625
Computer Software - 8.6%
Blackboard Inc. 3.25%, due 2027 cv. sr. notes (BB-)	2,000,000	1,980,000
GSI Commerce, Inc. 2.5%, due 2027 cv. sr. notes (NR)	1,500,000	1,492,500
Nuance Communications Inc. 2.75%, due 2027 cv. sr. notes (B-)	2,000,000	2,092,500
Salesforce.com Inc. 0.75%, due 2015 cv. sr. notes (NR) (1)	500,000	476,250
Sybase, Inc. 3.5%, due 2029 cv. sr. notes (NR) (1)	1,500,000	1,685,625
		7,726,875
Consumer Goods - 2.1%
Chattem, Inc. 1.625%, due 2014 cv. sr. notes (NR)	700,000	961,625
Regis Corp. 5%, due 2014 cv. sr. notes (NR)	750,000	926,250
		1,887,875
Energy - 8.9%
Covanta Holding Corp. 1%, due 2027 cv. sr. deb. (Ba3) (2)	1,500,000	1,396,875
Goodrich Petroleum Corp. 5% due 2029 cv. sr. notes (NR)	1,000,000	957,500
McMoRan Exploration Co. 5.25%, due 2011 cv. sr. notes (NR)	1,087,000	1,184,830
Oil States International, Inc. 2.375%, due 2025 contingent cv. sr. notes (NR)	1,075,000	1,428,406
SunPower Corp. 1.25%, due 2027 cv. sr. deb. (NR)	1,500,000	1,305,000
Trina Solar Ltd. 4%, due 2013 cv. sr. notes (NR)
(exchangeable for ADS representing common shares)	1,000,000	1,450,000
Verenium Corp. 9%, due 2027 cv. sr. secured notes	337,000	249,380
		7,971,991
Financial Services - 5.7%
Coinstar, Inc. 4%, due 2014 cv. sr. notes (BB)	1,000,000	962,500
Old Republic International Corp. 8%, due 2012 cv. sr. notes (BBB+)	1,500,000	1,700,625
Euronet Worldwide, Inc. 3.5%, due 2025 cv. deb. (B+) (2)	2,250,000	2,092,500
KKR Financial Holdings LLC due 2017 cv. sr. notes (NR)	375,000	380,625
		5,136,250
Foods - 2.1%
Central European Distribution Corp. 3%, due 2013 cv. sr. notes (B-)	1,400,000	1,235,500
The Great Atlantic & Pacific Tea Company, Inc. 5.125%, due 2011 cv. sr. notes (Caa2)	682,000	637,670
		1,873,170
Healthcare - 8.0%
China Medical Technologies, Inc. 4%, due 2013 cv. sr. sub. notes (NR)
(exchangeable for ADS representing common stock)	1,750,000	1,082,813
Greatbatch, Inc. 2.25%, due 2013 cv. sub. deb. (NR) (2)	1,500,000	1,290,000
Kinetic Concepts, Inc. 3.25%, due 2015 cv. sr. notes (B+)	2,000,000	2,057,500
Millipore Corp. 3.75%, due 2026 cv. sr. notes (BB-) (2)	1,750,000	1,780,625
SonoSite Inc. 3.75%, due 2014 cv. sr. notes (NR)	1,000,000	981,250
		7,192,188

Bancroft Fund Ltd. - Portfolio of Investments (continued) January 31, 2010
	Principal
	Amount	Value
CONVERTIBLE BONDS AND NOTES - continued

Leisure Products - 0.8%
JAKKS Pacific, Inc. 4.5%, due 2014 cv. sr. notes (NR) (1)	$750,000	$ 741,563

Minerals and Mining - 1.1%
Jaguar Mining, Inc. 4.5%, due 2014 cv. sr. notes (NR) (1)	1,000,000	1,008,750

Multi-Industry - 1.6%
LSB Industries, Inc. 5.5%, due 2012 cv. sr. sub. deb. (NR)	1,500,000	1,470,000

Pharmaceuticals - 7.9%
Cephalon, Inc. 2.5%, due 2014 cv. sr. sub. notes (NR)	1,000,000	1,117,500
Endo Pharmaceuticals Holdings, Inc. 1.75%, due 2015 cv. sr. sub. notes (NR) (1)	1,500,000	1,389,375
Mylan Inc. 3.75%, due 2015 cash cv. notes (BB-)	1,000,000	1,528,750
Mylan Laboratories, Inc. 1.25%, due 2012 cv. sr. notes (BB-)	500,000	512,500
Onyx Pharmaceuticals, Inc. 4%, due 2016 cv. sr. notes (NR)	750,000	781,875
Teva Pharmaceutical Finance Co. B.V. 1.75%, due 2026 cv. sr. deb. (A3)
(exchangeable for Teva Pharmaceutical Industries Ltd. ADR)	1,500,000	1,807,500
		7,137,500
Real Estate - 1.6%
Biomed Realty Trust, Inc. 3.75%, due 2015 exch. sr. notes (NR) (1)	500,000	482,500
Lexington Realty Trust 6%, due 2030 cv. guaranteed notes (NR) (1)	1,000,000	975,000
		1,457,500
Semiconductors - 2.1%
Intel Corp. 2.95%, due 2035 jr. sub. cv. deb. (A-) (2)	1,000,000	948,750
Intel Corp. 3.25%, due 2039 jr. sub. cv. deb. (A-) (1)	900,000	970,875
		1,919,625
Telecommunications - 15.4%
ADC Telecommunications Inc. floating rate, due 2013 cv. sub. notes (NR)	1,000,000	830,000
Anixter International Inc. 1%, due 2013 cv. sr. notes (BB-)	1,250,000	1,150,000
CommScope, Inc. 3.25%, due 2015 cv. sr. sub. notes (B)	1,000,000	1,213,750
Comtech Telecommunications Corp. 3% due 2029 cv. sr. notes (NR)	1,000,000	1,167,500
Equinix, Inc. 2.5%, due 2012 cv. sub. notes (B-)	1,100,000	1,160,500
Equinix, Inc. 4.75%, due 2016 cv. sub. notes (B-)	865,000	1,174,238
Finisar Corp. 5% due 2029 cv. sr. notes (NR)	1,000,000	1,225,000
NII Holdings, Inc. 2.75%, due 2025 cv. notes (B-)	1,750,000	1,760,938
SAVVIS, Inc. 3%, due 2012 cv. sr. notes (NR)	2,000,000	1,832,500
SBA Communications Corp. 4%, due 2014 cv. sr. notes (NR) (1)	750,000	960,000
SBA Communications Corp. 1.875%, due 2013 cv. sr. notes (NR)	500,000	505,625
Telecommunications Systems, Inc. 4.5%, due 2014 cv. sr. notes (NR) (1)	750,000	840,000
		13,820,051
Transportation - 3.1%
DryShips, Inc. 5%, due 2014 cv. sr. notes	1,000,000	1,000,000
ExpressJet Holdings, Inc. 4.25%, due 2023 cv. notes (NR)	800,000	768,000
JetBlue Airways Corp. 3.75%, due 2035 cv. deb. (Caa3)	1,000,000	998,750
		2,766,750
Travel and Leisure - 0.7%
Morgans Hotel Group 2.375%, due 2014 cv. sr. sub. notes (NR)	1,000,000	642,500

TOTAL CONVERTIBLE BONDS AND NOTES		68,102,463

Bancroft Fund Ltd. - Portfolio of Investments (continued) January 31, 2010
	Principal
	Amount	Value
CORPORATE BONDS AND NOTES - 1.3%

Finance - 0.5%
Lehman Brothers Holdings Inc. 6%, due 2010 medium-term notes (NR) (3)	$50,000	$181,250
Lehman Brothers Holdings Inc. 1%, due 2009 medium-term notes (NR) (3)	1,500,000	217,500
		398,750
Retail - 0.8%
Amerivon Holdings LLC 4% units containing cv. promissory note due 2010 and warrants expiring 2012 (NR)
(Acquired 06/01/07; Cost $1,500,000) (1,4,5)	1,500,000	750,000

TOTAL CORPORATE BONDS AND NOTES		1,148,750

	Shares	Value

CONVERTIBLE PREFERRED STOCKS - 12.3%

Banking/Savings and Loan - 4.8%
Bank of America Corp. 7.25% non-cum. perpetual cv. pfd., series L (Ba3)	1,000	905,000
New York Community Bancorp, Inc. 6% BONUSES units (Baa2)	24,000	1,116,000
Sovereign Capital Trust IV 4.375% PIERS (Baa2)
(exchangeable for Sovereign Bancorp, Inc. common stock) (2)	14,000	440,125
Wells Fargo Corp. 7.5% perpetual cv. pfd., series L (Ba1)	2,000	1,885,200
		4,346,325
Chemicals - 1.6%
Celanese Corp. 4.25% perpetual cv. pfd. (NR)	40,000	1,470,000

Energy - 4.7%
ATP Oil & Gas Corp. 8% perpetual cv. pfd. (NR) (1)	7,500	672,188
Chesapeake Energy Corp. 4.5% cum. cv. pfd. (B+)	21,360	1,778,647
Whiting Petroleum Corp. 6.25% perpetual cv. pfd. (B)	10,000	1,720,000
		4,170,835
Foods - 1.2%
Bunge Limited 4.875% cum. perpetual cv. pfd. (Ba1)	12,500	1,098,438

TOTAL CONVERTIBLE PREFERRED STOCKS		11,085,598

MANDATORY CONVERTIBLE SECURITIES - 8.9% (6)

Energy - 2.6%
Great Plains Energy, Inc. 12%, due 6/15/12 equity units (NR) (2)	20,000	1,260,000
Merrill Lynch & Co., Inc. 5.4%, due 9/27/10 PRIDES (A+)
(linked to the performance of ConocoPhillips common stock)	2,000	1,091,220
		2,351,220
Finance - 0.9%
Citigroup, Inc. 7.5%, due 12/15/12 T-DECS (NR)	7,500	784,500

Foods - 1.6%
2009 Dole Food ACES Trust 7%, due 11/1/2012 (NR)
(exchangeable for Dole Food Company, Inc. common stock) (1)	130,000	1,423,903

Bancroft Fund Ltd. - Portfolio of Investments (continued) January 31, 2010

	Shares	Value
MANDATORY CONVERTIBLE SECURITIES - continued

Minerals and Mining - 3.8%
Freeport-McMoRan Copper & Gold Inc. 6.75%, due 5/1/10 mandatory cv. pfd. (BB)	15,000	$1,476,750
Vale Capital II 6.75%, due 6/15/12 mandatory cv. notes (BBBH)
(exchangeable for ADS representing Vale S.A. common stock)	19,200	1,449,600
Vale Capital II 6.75%, due 6/15/12 mandatory cv. notes (BBBH)
(exchangeable for ADS representing Vale S.A. preferred A shares)	6,500	490,815
		3,417,165

TOTAL MANDATORY CONVERTIBLE SECURITIES (6)		7,976,788

Total Convertible Bonds and Notes - 75.6%		$68,102,463
Total Corporate Bonds and Notes - 1.3%		1,148,750
Total Convertible Preferred Stocks - 12.3%		11,085,598
Total Mandatory Convertible Securities - 8.9%		7,976,788
Total Investments - 98.1%		88,313,599
Other assets and liabilities, net - 1.9%		1,711,114
Total Net Assets - 100.0%		$90,024,713

(1) Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at January 31, 2010 was $13,839,029, which represented 15.4% of the Fund's net assets.

(2) Contingent payment debt instrument.

(3) Security in default.

(4) Investment is valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $750,000 at January 31, 2010, which represented 0.8% of the Fund's net assets.

(5) Restricted securities include securities that have not been registered under the Securities Act, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. As of January 31, 2010, the Fund was invested in the following restricted securities:

Amerivon Holdings LLC 4% units containing cv. promissory note due 2010 and warrants expiring 2012, acquired June 1, 2007.

(6) These securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

Investment Abbreviations
ACES - Automatic Common Exchange Securities.
ADR - American Depositary Receipts.
ADS - American Depositary Shares.
BONUSES - Bifurcated Option Note Unit Securities.
PIERS - Preferred Income Equity Redeemable Securities.
PRIDES - Preferred Redeemable Increased Dividend Equity Securities.
T-DECS - Tangible Dividend Enhanced Common Stock.

Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's. NR is used whenever a rating is unavailable.

Summary of Portfolio Ratings *
AA	0%
A	7%
BBB	6%
BB	17%
B	19%
CCC & below	2%
Not Rated	49%

* Excludes equity securities and cash.

Bancroft Fund Ltd. - Selected Notes to Financial Statements (unaudited)

Bancroft Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, closed-end management investment company.

Security Valuation - Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted unadjusted prices for identical instruments in active markets.

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 - Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

The following is a summary of the inputs used to value the net assets of the Fund as of January 31, 2010:

	Level 1	Level 2	Level 3

Investments in Securities:
Convertible Bonds and Notes	$---	$68,102,463	$---
Convertible Preferred Stocks	---	11,085,598
Mandatory Convertible Securities	---	7,976,788
Corporate Bonds and Notes	---	398,750	750,000
Total Investments	$---	$87,563,599	$750,000

Bancroft Fund Ltd. - Selected Notes to Financial Statements (continued)

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

	Convertible Bonds and Notes	Corporate Bonds and Notes	Convertible Preferred Stocks	Total

Beginning balance	$ ---	$750,000	$ ---	$750,000

Change in unrealized appreciation (depreciation)	---	---	---	---

Net transfers in/out of level 3	---	---	---	---

Ending balance	$ ---	$750,000	$ ---	$750,000

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

Securities Transactions and Related Investment Income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately 3 cents per share for the three months ended January 31, 2010. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At January 31, 2010, there were unrealized losses of approximately 38 cents per share on contingent payment debt instruments.

Federal Income Tax Cost - At January 31, 2010, the cost basis of investments for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $89,237,528, $7,819,590, $(8,743,518) and $(923,928), respectively.

ITEM 2. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) are effective as of February 26, 2010 based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 17 CFR 240.15d-15(b)).

(b) There have been no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Fund’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications of the principal executive officer and the principal financial officer of the Fund, as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bancroft Fund Ltd.

By: /s/Thomas H. Dinsmore

Thomas H. Dinsmore
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

Date: March 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By: /s/Thomas H. Dinsmore

Thomas H. Dinsmore
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

Date: March 24, 2010

By: /s/Gary I. Levine

Gary I. Levine
Chief Financial Officer
(Principal Financial Officer)

Date: March 24, 2010